Exhibit 10.13


                          TECHNOLOGY SERVICES AGREEMENT


     This Technology Services Agreement ("Agreement") is made as of 30 Sept., 1998 (the "Effective Date") by and between Philips Flat Panel Display (Philips
FPD) Co. BV, which has its registered place of business at Professor Holstlaan 4, 5656 AA, The Netherlands (Philips Flat Panel Display (Philips FPD) Co. BV hereinafter referred to as "Philips") and Who? Vision Systems, Inc., having its place of business at 100 North Pointe Drive, Lake Forest, CA 92680 ("WhoVision").

     WHEREAS, the parties are entering into a Technology Transfer Agreement of even date herewith (the "Technology Transfer Agreement") for the purpose of, among other things, Philips licensing and disclosing to WhoVision certain technology in the field of fingerprint sensors based on Philips proprietary amorphous silicon diode technology (the "Philips Technology") in order to support WhoVision to develop fingerprint sensor systems based on the Philips Technology.

     WHEREAS, as set forth in the Technology Agreement, Philips is prepared to grant WhoVision technological support by certain of Philips' design engineers active in the field of the development of fingerprint sensors.

     Now Therefore, in consideration of the mutual covenants herein contained the parties agree as follows:

     1. Definitions. Capitalized terms used and not defined herein shall have the meanings given them in the Technology Transfer Agreement.

     2. Services.

        2.1 Philips shall provide to WhoVision the services of certain of its design engineers active in the field of the development of fingerprint sensors based on the Philips Technology (the "Philips Engineers") in order to (i) consult WhoVision regarding the Philips Confidential Information disclosed by Philips under the Technology Agreement in order to transfer to WhoVision engineers to know-how embodied in and relating to the Philips Technology, (ii) actively lead the management of the development (including consultancy support in production engineering) of the Photo Sensor System, and (iii) assist WhoVision personnel in the development of the Capacitive Sensor System. The services shall include participation in the development of the Cadence ASIC Watson I. Philips shall allocate a sufficient number of Philips Engineers as agreed between the Parties

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        with sufficient expertise. The scope of the activities of those Philips
        Engineers is as described in Exhibit A attached to this Agreement (which Exhibit may be amended from time to time by mutual consent of the parties). The parties understand that these are estimates only, and the parties will discuss from time to time within the Steering Committee established by the Technology Transfer Agreement the status of each task and any revisions to such estimates. It is understood that [xxxxxxxxxxxxx] will be his full time involved as the principal project manager of the technology transfer, with involvement of qualified engineers from both Philips FPD and Philips Research.

        2.2 Philips will use reasonable efforts to ensure that the cooperation with WhoVision to achieve the Milestones (as defined in Exhibit D to the Technology Transfer Agreement) on schedule will be the top priority for the Philips Engineers assigned to this project.

        2.3 In addition to the services set forth in Section 2.1, Philips agrees to commit an aggregate of [xxx] full time equivalent man-years of time of Philip Engineers during the first year of the term of this Agreement toward continuing to advance Philips' technology in the field of fingerprint sensors, not limited to amorphous silicon diode technology. Such efforts shall be at Philips' own expense. Licensed Philips Information (as defined in Section 1.7 of the Technology Transfer Agreement) developed by Philips after the Effective Date of that Agreement while and in the course of performing the services to be provided under this Article 2.3 shall be licensed to WhoVision as set forth in Section 3.4 of the Technology Transfer Agreement.

        2.4 The Philips Engineers will remain as employees of Philips, who shall be solely responsible for all liabilities as an employer of such engineers, including without limitation wages, insurance, employment taxes, employment records and reporting, employee benefits, and unemployment benefits. Philips will retain control over the activities of the Philips Engineers.

        2.5 The Philips Engineers will perform the services primarily at Philips facilities, but will travel to WhoVision's facilities or Cadence's facilities from time to time as reasonably requested by WhoVision where such travel will facilitate the expeditious completion of the Milestones. WhoVision shall reimburse Philips for all ordinary and necessary travel, lodging and related expenses incurred by Philips Engineers when they travel to WhoVision's or Cadence's facilities, upon submission of invoices itemizing such expenses in a form reasonably satisfactory to WhoVision. WhoVision may send its personnel to Philips' facilities or Cadence's facilities, at WhoVision's expense and with

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        reasonable notice, to work with the Philips Engineers. The Philips
        Engineers shall comply with all reasonable, consistently applied WhoVision work rules while at the WhoVision facility, and WhoVision personnel shall comply with all reasonable, consistently applied Philips work rules while at the Philips facility.

     3. Term. This Agreement shall commence on the Effective Date and shall continue until March 31, 2000, or so much earlier as the [xxxxxxx] man years of the Philips Engineers have been used by WhoVision or otherwise if mutually agreed.

     4. Compensation. For the services performed pursuant to Section 2.1, WhoVision shall pay Philips in accordance with Exhibit B attached to this Agreement. Compensation shall be paid on the basis of the time actually spent by the Philips Engineers and materials actually used.

     5. Ownership of Inventions and Intellectual Property. Philips acknowledges and agrees that WhoVision shall become the owner of all Inventions and proprietary information and all Intellectual Property rights therein, developed, conceived, or made by the Philips Engineers in the WhoVision Field of Use, whether alone or in conjunction with WhoVision or Cadence personnel, in the performance of the services under Section 2.1 of this Agreement. Philips acknowledges that all copyrightable works shall be considered works made for hire under the U.S. Copyright Act. Philips hereby assigns and transfers to WhoVision, and shall cause each Philips Engineer to assign and transfer to WhoVision, all of their right, title and interest in and to all such works and Inventions, and agrees that it and they shall, at the request of WhoVision, cooperate with WhoVision in any patent or copyright applications which needs to be accounted for in the [xxxxxx] man years of Engineers as committed to by Philips, while WhoVision remains solely responsible for the adverse consequences on meeting the Milestone Schedule.

     6. Nondisclosure of Confidential Information Concerning Business. In the performance of the services hereunder, each Party may acquire from the other Party Confidential Information. Each Party will comply with the non-use and non-disclosure provisions of Article 8 of the Technology Transfer Agreement with respect to such Confidential Information.

     7. Termination

        7.1 Each Party may terminate this Agreement on thirty (30) days prior written notice in case of a material breach by the other Party of his obligations under this Agreement.

        7.2 Philips may also terminate this Agreement only in the event of a termination of the licenses granted in Article 3 of the Technology Agreement.

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     8. Indemnities.

        8.1 WhoVision shall indemnify Philips and its employees against all claims for damage to persons or property asserted with respect to the Philips Engineers' work at WhoVision's facilities unless and except to the extent such damage is due to the gross negligence or wilful misconduct of Philips or the Philips Engineers.

        8.2 Philips shall indemnify WhoVision and its employees against all claims for damage to persons or property asserted with respect to WhoVision's personnel's work at Philips facilities unless and except to the extent such damage is due to the gross negligence or wilful misconduct of WhoVision or the WhoVision personnel.

     9. Force Majeure. If either party to this Agreement is prevented from or delayed in the performance of any of its obligations under this Agreement by reason of acts of God, war, strikes, riots, storms, fires, or any other cause whatsoever beyond the reasonable control of the party, the party so prevented or delayed will be excused from the performance of any such obligation to the extent and during the period of such prevention or delay.

     10. Notices. Any notice, submission, or communication required or permitted under the terms of this Agreement, or required by law, whether or not so required elsewhere in this Agreement, must be in writing and trust be (a) delivered in person, (b) sent by first class registered mail, return receipt requested, or air mail, as appropriate, or (c) sent by overnight air courier; in each case properly posted and fully prepaid to the appropriate address set forth below:

     If to Philips:

     If to WhoVision:           WhoVision Systems, Inc.
                                100 North Pointe Drive
                                Lake Forrest, CA  92630
                                Attn:  Alex Dickinson, CEO


Either party may change its address for notice by notice to the other party given in accordance with this Section 10. Notices will be deemed to have been given upon the earlier of (i) actual delivery in person, (ii) the date of a receipt of such notice signed by an authorized representative of the party being notified, (iii) the date of a written confirmation of receipt by the party being notified, or (iv) thirty (30) days after deposit in the mail as set forth above.

     11. Payment. All payments made under this Agreement by either party must be in U.S. Dollars.


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     12. Language. This Agreement is in the English language only, which language will be controlling in all respects, and any version hereof in any other language is not binding on the parties hereto. The parties shall make or give all communications and notices pursuant to this Agreement in the English language.

     13. Governing Law. This Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of California, without regard to its conflicts of laws principles.

     14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

The parties have signed below to indicate their acceptance of the terms and conditions of this Agreement:

Philips Flat Panel Display                           Who?Vision System, Inc.
(Philips FPD) Co. B.V.



By: /s/ C.L. M. Van Der Klauw              By: /s/ Alex Dickinson
    ----------------------------               ------------------------

Name: C.L. M. Van Der Klauw                Name: Alex Dickinson
      --------------------------                 ----------------------

Title:   General Manager                   Title:      CEO
      --------------------------                 ----------------------


By: /s/ Matthew T. Medeiros
    ----------------------------

Name: Matthew T. Medeiros
      --------------------------

Title:   CEO Flat Displays
      --------------------------


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                                    EXHIBIT A

                               Scope of Activities

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                                    EXHIBIT B

                                  COMPENSATION


The total expected charges are [xxxxxxxx], as follows:


Time Charges:

[x] manyears @ [xxxxxxxx] US per full-time equivalent, covering photo sensor and capacitive sensor development services


Materials Charges:

lotstarts [xxxxxxxxxxx]
test equipment [xxxxxxxxxxx]
electronics/tooling [xxxxxxxxxx]


Payment Terms:

Invoices to be presented monthly for actual services performed and materials used; payable within 30 days after invoice





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